Pilgrim's Pride Corporation

Overview of 4th Quarter of Fiscal 2004 vs Fiscal 2003

November 8, 2004

Cautionary Notes and Forward-Looking Statements

- Statements contained in this presentation that state the intentions, hopes, beliefs, anticipations, expectations or predictions of the future of Pilgrim's Pride Corporation and its management are forward-looking statements. It is important to note that the actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: matters affecting the poultry industry generally, including fluctuations in the commodity prices of feed ingredients, chicken and turkey; disease outbreaks affecting the production performance and/or marketability of the Company's poultry products; contamination of our products, which has recently and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; management of our cash resources, particularly in light of our substantial leverage; restrictions imposed by and as a result of, our substantial leverage; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; changes in laws or regulations affecting our operations as well as competitive factors and pricing pressures; inability to effectively integrate ConAgra's chicken business or realize the associated cost savings and operating synergies currently anticipated; inability to recognize the anticipated cost savings and anticipated benefits in connection with our turkey division restructuring; and the impact of uncertainties of litigation as well as other risks described under "Risk Factors" in our Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission. Pilgrim's Pride Corporation undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
- The information included in this presentation should be read in conjunction with our Annual Report on Form 10K for the fiscal year ended September 27, 2003 and subsequent reports filed with the Securities and Exchange Commission.
- The term "Proforma" as used in this presentation refers to the inclusion of the ConAgra chicken division acquisition on November 23, 2003 as if it had been owned by the Company for the entire periods presented.
- We have included certain information regarding our results of operations and components thereof that have been adjusted to (i) exclude the effects of the restructuring of our turkey operations and other related expenses or (ii) to exclude under a business interruption insurance policy related to the October 2002 recall of certain deli meats by the Company or (iii) to exclude the effects of the restructuring of our turkey operations and other related expenses and recoveries resulting from our vitamin and methionine litigation and 2002 Avian Influenza outbreak. We have included this information as we believe that investors may be interested in our results excluding these items as this is how our management analyzes our results from continuing operations.
- "EBITDA" is defined as the sum of the net income (loss) before interest, taxes, depreciation and amortization. EBITDA is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of Generally Accepted Accounting Principles (GAAP) results, to compare the performance of companies. EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

U.S. Meat Supply Growth – Remains Nominal

	2002	2003	% Change	2004P	% Change	2005P	% Change
Beef	27,090	26,234	-3%	24,652	-6%	26,611	8%
Pork	19,664	19,945	1%	20,659	4%	20,922	1%
Total Red Meat	46,754	46,179	-1%	45,311	-2%	47,533	5%
Chicken	32,240	32,749	2%	33,993	4%	35,086	3%
Turkey	5,660	5,589	-1%	5,419	-3%	5,534	2%
Total Poultry	37,900	38,338	1%	39,412	3%	40,620	3%
Total Red Meat And Poultry	84,654	84,517	0%	84,723	0%	88,153	4%
Poultry Meat Exported	5,241	5,439	4%	4,863	-11%	5298	9%
Red Meat Exported	4,060	4,235	4%	2,464	-42%	3,182	29%

Source: Informa Economics report dated October 27, 2004

U.S. Per Capita Consumption

	2002	2003	% Change	2004P	% Change	2005P	% Change
Beef	67.6	64.9	-4.0%	65.6	1.1%	64.6	-1.5%
Pork	51.5	51.8	0.6%	51.8	0.0%	50.9	-1.7%
Total Red Meat	119.1	116.7	-2.0%	117.4	0.6%	115.5	-1.6%
Chicken	82.1	83.0	1.1%	87.1	4.9%	88.6	1.7%
Turkey	17.7	17.4	-1.7%	16.9	-2.9%	17.0	0.6%
Total Poultry	99.8	100.4	0.6%	104.0	3.6%	105.6	1.5%
Total Red Meat And Poultry	218.9	217.1	-0.8%	221.4	2.0%	221.1	-0.1%
Chicken Percent Exported	15.1%	15.1%	0.0%	12.9%	-14.6%	13.5%	4.7%

Source: National Chicken Council

Top US Chicken Export Markets

	2000		2001		2002		2003		2004P		2005P	
	lbs.	%/lbs.	lbs.	%/lbs.	lbs.	%/lbs.	lbs.	%/lbs.	lbs.	%/lbs.	lbs.	%/lbs.
Russia [1]	1,262	24.73%	2,304	41.48%	1,521	31.67%	1,458	29.42%	1,424	32.21%	1,444	29.90%
Hong Kong [2]	918	17.99%	750	13.50%	608	12.66%	309	6.23%	200	4.52%	337	6.98%
Mexico [3]	351	6.88%	381	6.86%	327	6.81%	366	7.38%	437	9.88%	514	10.64%
China [2]	135	2.65%	108	1.94%	173	3.60%	292	5.89%	35	0.79%	68	1.41%
Korea [2]	162	3.17%	226	4.07%	249	5.19%	159	3.21%	79	1.79%	128	2.65%
Other	2,275	44.58%	1,786	32.15%	1,924	40.07%	2,372	47.86%	2,246	50.80%	2,339	48.43%
Total	5,103		5,555		4,802		4,956		4,421		4,830	
% of U.S Production:		16.73%		17.77%		14.89%		15.13%		13.01%		13.77%
% Inc.(Dec.) - Exports:		10.55%		8.86%		-13.56%		3.21%		-10.79%		9.25%
% Inc.(Dec.) - Domestic:		1.06%		1.26%		6.72%		1.29%		6.40%		2.31%

(1) Bans in U.S. generally lifted except for DE, TX, MD & PA
(2) Nationwide ban remains in place.
(3) On July 8, 2004 Mexico lifted most restrictions in TX with the exception of 11 counties

October 27, 2004; Source USDA & Informa Economics Projections

U.S. Industry Outlook

- Pricing environment during (vs. prior year periods):

	12-mo. FY04	4th Qtr FY04
Dark meat	→ +48.04% to $0.31/lb.	+8.63% to $0.29/lb.
Wings	→ +70.23% to $1.05/lb.	+59.43% to $1.04/lb.
Breast Meat	→ +26.03% to $1.91/lb.	+5.61% to $1.88/lb.

- Export market – recovering from A.I. interruptions
- Grain environment – Prices declining due to record corn and soybean crop forecasts
- Favorable competitive meat environment

Earnings per Share

	FY2004	FY2003	%Change
Actuals			
4th Quarter	$ 1.09	$ 0.61	78.7%
Fiscal Year	$ 2.00	$ 1.36	47.1%
Proforma			
4th Quarter	$ 1.09	$ 0.39	179.5%
Fiscal Year	$ 2.08	$ 0.52	300.0%

Earnings per Share – Adjusted

	FY2004	FY2003	%Change
Adjusted Actuals (*)			
4th Quarter	$ 1.17	$ 0.61	91.8%
Fiscal Year	$ 2.71	$ 1.36	99.3%
Adjusted Proforma (*)			
4th Quarter	$ 1.17	$ 0.39	200.0%
Fiscal Year	$ 2.78	$ 0.52	434.6%

(*) Reflects the Turkey Restructuring and Other Related Charges of $0.08 and $0.71 for the 4th Quarter and 4th Quarter Year to Date, respectively, as shown on slides 13 & 14.

Non-Recurring & Other Items Affecting Fiscal 2003-2004

($ in Millions)

Three Months Ended October 2, 2004	Non-Recurring	Miscellaneous Net	Effect on Income	Expenses	Effect on Net Income (Loss) Before Taxes
Turkey Restructuring	$ -	$ -	$ -	$ (8.2)	$ (8.2)
Other Charges - Turkey	-	-	-	-	$ -
Turkey Recall Insurance	23.8	-	23.8	-	$ 23.8
Total	$ 23.8	$ -	$ 23.8	$ (8.2)	$ 15.6
EPS Effect, net	$ 0.22	$ -	$ 0.22	$ (0.08)	$ 0.14

Three Months Ended September 27, 2003	Non-Recurring	Miscellaneous Net	Effect on Income	Expenses	Effect on Net Income (Loss) Before Taxes
Avian Influenza	$ 10.5	$ -	$ 10.5	$ -	$ 10.5
Vitamin	-	0.8	0.8	-	0.8
Methionine	-	(0.1)	(0.1)	-	(0.1)
Recall Effects (estimate)	-	-	-	(15.0)	(15.0)
Total	$ 10.5	$ 0.7	$ 11.2	$ (15.0)	$ (3.8)
EPS Effect, net*	$ 0.14	$ 0.01	$ 0.15	$ 0.21	$ 0.36

*For the three-months ended September 27, 2003, there was also a one time non-cash benefit of $16.9 million or $0.41, per share, related to the release of a valuation allowance on net operating loss in our Mexico operations.

Non-Recurring & Other Items Affecting Fiscal 2003-2004

($ in Millions)

Twelve Months Ended October 2, 2004	Non-Recurring	Miscellaneous Net	Effect on Income	Expenses	Effect on Net Income (Loss) Before Taxes
Recall Effects (estimate)	$ -	$ -	$ -	$ (20.0)	$ (20.0)
Vitamin	0.1	0.9	1.0	-	1.0
Turkey Restructuring	-	$ -	$ -	(64.2)	(64.2)
Turkey Recall Insurance	23.8	$ -	$ 23.8	-	23.8
Other Charges - Turkey	-	$ -	$ -	(7.9)	(7.9)
Total	$ 23.9	$ 0.9	$ 24.8	$ (92.1)	$ (67.3)
EPS Effect, net	0.24	0.01	0.25	(0.89)	(0.64)

Twelve Months Ended September 27, 2003	Non-Recurring	Miscellaneous Net	Effect on Income	Expenses	Effect on Net Income (Loss) Before Taxes
Avian Influenza	$ 26.6	$ -	$ 26.6	$ (7.3)	$ 19.3
Vitamin	1.6	23.6	25.2	-	25.2
Methionine	18.3	12.5	30.8	-	30.8
Recall Effects (estimate)	-	-	-	(37.5)	(37.5)
Total	$ 46.5	$ 36.1	$ 82.6	$ (44.8)	$ 37.8
EPS Effect, net*	0.63	0.50	1.13	(0.61)	0.52

*For the year ended September 27, 2003, there was also a one time non-cash benefit of $16.9 million or $0.41, per share, related to the release of a valuation allowance on net operating loss in our Mexico operations.

Summary Operating Results - Actual

($ In Millions)	Three Months Ended		Twelve Months Ended	
	4Q FY04	4Q FY03	4Q FY04	4Q FY03
Sales:				
Chicken and Other Products:				
United States	$ 1,314.5	$ 546.1	$ 4,691.6	$ 1,945.5
Mexico	99.3	86.8	385.7	368.1
Sub Total	$ 1,413.8	$ 632.9	$ 5,077.3	$ 2,313.6
Turkey	72.7	76.6	286.4	305.7
Total	$ 1,486.5	$ 709.5	$ 5,363.7	$ 2,619.3
Growth		109.51%		104.78%
Operating Income:				
Chicken and Other Products:				
United States	$ 145.9	$ 41.5	$ 384.5	$ 74.8
Mexico	0.6	(2.6)	(3.6)	16.3
Sub Total	$ 146.5	$ 38.9	$ 380.9	$ 91.1
Turkey	(39.1)	(23.7)	(144.2)	(74.0)
Sub Total	$ 107.4	$ 15.2	$ 236.7	$ 17.1
Non-recurring recoveries	23.8	10.5	23.9	46.5
GAAP Operating Income	**131.2**	**25.7**	**260.6**	**63.6**
Operating Margin	8.83%	3.62%	4.86%	2.43%
Turkey Restructuring & Related Charges	8.2	-	72.1	-
Adjusted Operating Income	**$ 139.4**	**$ 25.7**	**$ 332.7**	**$ 63.6**

Summary Operating Results - Proforma

($ in millions)	Three Months Ended		Twelve Months Ended	
	4Q FY04	4Q FY03	4Q FY04	4Q FY03
Sales:				
Chicken and Other Products:				
United States	$ 1,314.5	$ 1,154.2	$ 5,152.4	$ 4,294.6
Mexico	99.3	86.8	385.7	368.1
Sub Total	$ 1,413.8	$ 1,241.0	$ 5,538.1	$ 4,662.7
Turkey	72.7	76.6	286.4	305.7
Total	$ 1,486.5	$ 1,317.6	$ 5,824.5	$ 4,968.4
Growth		12.82%		17.23%
Operating Income (Loss):				
Chicken and Other Products:				
United States	$ 145.9	$ 47.9	$ 409.9	$ 70.9
Mexico	0.6	(2.6)	(3.6)	16.3
Sub Total	$ 146.5	$ 45.3	$ 406.3	$ 87.2
Turkey	(39.1)	(23.7)	(144.2)	(73.1)
Sub Total	$ 107.4	$ 21.6	$ 262.1	$ 14.1
Non-recurring recoveries	23.8	10.5	23.9	46.5
GAAP Operating Income	$ 131.2	$ 32.1	$ 286.0	$ 60.6
Operating Margin	8.83%	2.44%	4.91%	1.22%
Turkey Restructuring & Other Related Charges	8.2		72.1	
Adjusted Operating Income	$ 139.4	$ 32.1	$ 358.1	$ 60.6

Effects of turkey restructuring and related expenses on the quarter ended October 2, 2004

	As Reported	Turkey Restructuring and Other Related Charges			As Adjusted
		Specific	In Operations	Total	
Net Sales	$ 1,486,454	$ -	$ -	$ -	$ 1,486,454
Costs and Expenses:					
Cost of sales	1,296,959	-	8,178	8,178	1,288,781
Non-recurring recoveries	(23,815)	-	-	-	(23,815)
Selling, general and administrative	73,960	-	-	-	73,960
Restructuring charges	8,178	-	-	-	8,178
	$ 1,355,282	$ -	$ 8,178	$ 8,178	$ 1,347,104
Operating income	$ 131,172	$ -	$ 8,178	$ 8,178	$ 139,350
Other Expense (Income):					
Interest expense, net	$ 11,471	$ -	$ -	$ -	$ 11,471
Foreign exchange (gain) loss	(123)	-	-	-	(123)
Miscellaneous, net	3,225	-	-	-	3,225
	$ 14,573	$ -	$ -	$ -	$ 14,573
Income before income taxes	116,599	-	8,178	8,178	124,777
Income tax expense	44,269	-	3,059	3,059	47,328
Net income	$ 72,330	$ -	$ 5,119	$ 5,119	$ 77,449
Net income per common share					
– basic and diluted	$1.09	$0.00	$0.08	$0.08	$1.17
Weighted average shares outstanding	66,555,733	66,555,733	66,555,733	66,555,733	66,555,733

In thousands except per share information

Effects of turkey restructuring and related expenses on the Fiscal Year ended October 2, 2004

	As Reported	Turkey Restructuring and Other Related Charges: Specific	In Operations	Total	As Adjusted
Net Sales	$ 5,363,723	$ -	$ -	$ -	$ 5,363,723
Costs and Expenses:					
Cost of sales	4,813,353	-	64,160	64,160	4,749,193
Non-recurring recoveries	(23,891)	-	-	-	(23,891)
Selling, general and administrative	241,570	-	-	-	241,570
Restructuring charges	64,160	7,923	-	7,923	56,237
Other restructuring charges	7,923	-	-	-	7,923
	$ 5,103,115	$ 7,923	$ 64,160	$ 72,083	$ 5,031,032
Operating income	$ 260,608	$ 7,923	$ 64,160	$ 72,083	$ 332,691
Other Expense (Income):					
Interest expense, net	$ 52,129	$ -	$ -	$ -	$ 52,129
Foreign exchange (gain) loss	205	-	-	-	205
Miscellaneous, net	4,445	-	-	-	4,445
	$ 56,779	$ -	$ -	$ -	$ 56,779
Income before income taxes	203,829	7,923	64,160	72,083	275,912
Income tax expense	78,448	3,055	$ 24,740	27,795	106,243
Net income	$ 125,381	$ 4,868	$ 39,420	$ 44,288	$ 169,669
Net income per common share					
–basic and diluted	$2.00	$0.08	$0.63	$0.71	$2.71
Weighted average shares outstanding	62,646,692	62,646,692	62,646,692	62,646,692	62,646,692

In thousands except per share information

Results from Operations – 4th Quarter

	Actual			Proforma	
	FY2004	FY2003	%Change	FY2003	%Change
Net Sales	$ 1,486.5	$ 709.5	109.5%	$ 1,317.6	12.8%
Net Income	$ 72.3	$ 25.1	188.0%	$ 26.2	176.0%
EBITDA	$ 153.0	$ 45.6	235.5%	$ 62.5	144.8%
EPS	$ 1.09	$ 0.61	78.7%	$ 0.39	179.5%
EBITDA Reconciliation					
Net Income	$ 72.3	$ 25.1		$ 26.2	
Add:					
Income Tax Expense (benefit)	44.2	(8.1)		(11.2)	
Interest expense, net	11.5	9.1		17.3	
Depreciation and amortization	25.5	19.9		30.6	
Minus:					
Amortization of capitalized financing costs	0.5	0.4		0.4	
EBITDA - as reported	$ 153.0	$ 45.6	235.5%	$ 62.5	144.8%
EBITDA Margin - as reported	10.29%	6.43%		4.74%	

Results from Operations – 4th Quarter - Continued

		Actual			Proforma	
		FY2004	FY2003	%Change	FY2003	%Change
<u>EBITDA Reconciliation</u>						
Net Income		$ 72.3	$ 25.1		$ 26.2	
Add:						
Income Tax Expense (benefit)		44.2	(8.1)		(11.2)	
Interest expense, net		11.5	9.1		17.3	
Depreciation and amortization		25.5	19.9		30.6	
Minus:						
Amortization of capitalized financing costs		0.5	0.4		0.4	
EBITDA - as reported		$ 153.0	$ 45.6	235.5%	$ 62.5	144.8%
EBITDA Margin - as reported		10.29%	6.43%		4.74%	
Non-recurring & Other Recoveries		(23.8)	(11.2)		(11.2)	
Turkey Restructuring & Related Charges	(*)	8.2	-		-	
EBITDA - Adjusted		$ 137.4	$ 34.4	299.4%	$ 51.3	167.8%
EBITDA Margin - Adjusted		9.24%	4.85%		3.89%	

(*) Reflects the Asset Impairment portion of the Turkey Restructuring charges.

Results from Operations – Fiscal Year

($ in millions, except per share figures)

	Actual			Proforma		
	FY2004	FY2003	% Change	FY2004	FY2003	% Change
Net Sales	$ 5,363.7	$2,619.3	104.8%	$ 5,824.5	$ 4,968.4	17.2%
Net Income	$ 125.4	$ 56.0	123.9%	$ 139.7	$ 34.7	302.6%
EBITDA	$ 367.8	$ 173.9	111.5%	$ 402.3	$ 214.9	87.2%
EPS	$ 2.00	$ 1.36	47.1%	$ 2.08	$ 0.52	300.0%

EBITDA Reconciliation	Actual FY2004	Actual FY2003	% Change	Proforma FY2004	Proforma FY2003	% Change
Net Income	$ 125.4	$ 56.0		$ 139.7	$ 34.7	
Add:						
Income Tax Expense (benefit)	78.4	7.2		87.2	(6.0)	
Interest expense, net	52.1	38.0		56.5	70.8	
Depreciation and amortization	113.8	74.2		120.8	116.9	
Minus:						
Amortization of capitalized financing costs	1.9	1.5		1.9	1.5	
EBITDA - as reported	$ 367.8	$ 173.9	111.5%	$ 402.3	$ 214.9	87.2%
EBITDA Margin - as reported	6.86%	6.64%		6.91%	4.33%	

Results from Operations – Fiscal Year - Continued

($ in millions, except per share figures)		Actual			Proforma		
		FY2004	FY2003	%Change	FY2004	FY2003	%Change
EBITDA Reconciliation							
Net Income		$ 125.4	$ 56.0		$ 139.7	$ 34.7	
Add:							
Income Tax Expense (benefit)		78.4	7.2		87.2	(6.0)	
Interest expense, net		52.1	38.0		56.5	70.8	
Depreciation and amortization		113.8	74.2		120.8	116.9	
Minus:							
Amortization of capitalized financing costs		1.9	1.5		1.9	1.5	
EBITDA - as reported		$ 367.8	$ 173.9	111.5%	$ 402.3	$ 214.9	87.2%
EBITDA Margin - as reported		6.86%	6.64%		6.91%	4.33%	
Non-recurring & Other Recoveries		(24.8)	(82.5)		(24.8)	(82.5)	
Turkey Restructuring & Related Charges	(*)	72.1	-		72.1	-	
EBITDA - Adjusted		$ 415.1	$ 91.4	354.2%	$ 449.6	$ 132.4	239.6%
EBITDA Margin - Adjusted		7.74%	3.49%		7.72%	2.66%	

(*) Reflects the Asset Impairment portion of the Turkey Restructuring charges.

Long Term Debt

($ in thousands)	October 2, 2004				September 27, 2003			
	Final Maturity	Outstanding	Available	Facility Total	Final Maturity	Outstanding	Available	Facility Total
Senior unsecured notes, interest at 9 5/8%	2011	$ 303,019	--	$ 303,019	2011	$ 303,500	--	$303,500
Senior unsecured notes, interest at 9 ¼%	2013	100,000	--	100,000	--	--	--	--
Note payable to an insurance company at 6.68%	2012	55,899	--	55,899	2012	58,512	25,000	83,512
Notes payable to an insurance company at LIBOR plus 2.2075%	2013	68,000	--	68,000	--	--	--	--
Notes payable to an insurance company at LIBOR plus 2.2075%	2013	--	18,000	18,000	--	--	--	--
Revolving term/credit facility at LIBOR plus 1.50%, payable monthly	2011	--	500,000	500,000				
Revolving term/credit facility – 10 year at LIBOR plus 1.75%, payable monthly	--	Amended and Extended into 2011 facility above			2009	39,188	245,812	285,000
Revolving term/credit facility – 7 year tranche at LIBOR plus 1.50%, payable monthly	--				2006	15,813	99,187	115,000
Industrial revenue bond at variable rate	2012	9,500	--	9,500	--	--	--	--
Industrial revenue bond at variable rate	2019	4,700	--	4,700	--	--	--	--
Other notes payable	VAR	3,177	--	3,177	VAR	1,632	--	1,632
		544,295	$ 518,000	$ 1,062,295		418,645	$ 369,999	$788,644
Less current maturities		8,428				2,680		
Total Long-term debt		$ 535,867				$ 415,965		

Other Credit Facilities

($ in thousands)	October 2, 2004				September 27, 2003			
	Final Maturity	Outstanding	Available	Facility Total	Final Maturity	Outstanding	Available	Facility Total
Domestic Revolving Credit Facility at LIBOR plus 1.125%, payable monthly	2009	$ -	$ 105,510	$ 150,000	2005	$ -	$ 82,936	$ 100,000
Mexico Revolving Credit Facility	2004	0	30,000	30,000	2004	$0	30,000	30,000
Total Revolving Credit Facilities		$ -	$ 135,510	$ 180,000		$ -	$ 112,936	$ 130,000
Total Debt		$ 544,295	$ 653,510	$ 1,242,295		$ 418,645	$ 482,935	$ 918,644
Receivables Purchase Agreement	2008	$ -	$ 125,000	$ 125,000	2008	$ 58,500	$ 66,500	$ 125,000
Total Debt and Receivable Purchase Facilities		$ 544,295	$ 778,510	$ 1,367,295		$ 477,145	$ 549,435	$ 1,043,644

Capital Expenditures



Million $
120
100
80
60
40
20
0
$17.4
$1.6
$15.8
$25.8
$1.7
$24.1
$23.8
$2.7
$21.1
$53.6
$10.3
$43.3
$89.9
$10.3
$79.6
$79.6
$13.6
$66.0
$83.6
$13.6
$70.0
4Q FY 03
4Q FY 03 Proforma
4Q FY04
FY 03
FY 03 Proforma
FY 04
FY 04 Proforma

- The Company projects FY 2005 capital expenditures of approximately $175 - $200 million (approximately 90 million will be used for maintenance).

Summary Credit Ratios & Other Information

	FYE 2003	FYE 2004
EBITDA / Interest Expense	4.58x	7.06x
Adj. EBITDA / Interest Exp. (*)	-	7.98x
Total Debt / EBITDA	2.41x	1.48x
Total Debt / Total Capital	48.4%	37.2%
Net Worth (millions)	$446.7	$920.0
Book Value/Common Share	$10.87	$13.82

(*) Adj. to include $72.1 million related to the Asset Impairment portion of the Turkey Restructuring charges and $23.9 million related to Turkey Recall Insurance proceeds.